Exhibit 10.14

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 (this “Amendment”) is dated as of January 8, 2016, by and among DPX HOLDINGS B.V., a private company with limited liability incorporated under the laws of the Netherlands (the “Parent Borrower”), the Lenders party hereto, and UBS AG, STAMFORD BRANCH, as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Parent Borrower, the Subsidiary Borrowers, the Administrative Agent and the Lenders party thereto are parties to that certain Credit Agreement, dated as of March 11, 2014, which provides, among other things, for term loans, revolving loans, letters of credit and other financial accommodations, all upon certain terms and conditions stated therein (as amended by (i) that certain Amendment No. 1 to Credit Agreement and Incremental Term Loan Assumption Agreement, dated as of September 29, 2014 and (ii) that certain Amendment No. 2 to Credit Agreement and Incremental Term Loan Assumption Agreement, dated as of March 31, 2015, and as the same has been and may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Parent Borrower has requested that the Lenders party hereto approve certain changes to the Credit Agreement in accordance with the terms of this Amendment and Section 11.12 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the Parent Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:

Section 1. Definitions. Each capitalized term used herein and not otherwise defined in this Amendment shall be defined in accordance with the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1          Amendment to Section 1.01. The following new definitions are added to Section 1.01 of the Credit Agreement in proper alphabetical order:

““Reporting Parent” means any Parent Entity of the Parent Borrower; provided that it is understood and agreed that the “Reporting Parent” as of the Third Amendment Effective Date is Patheon Holdings Cooperatief U.A.”

““Third Amendment” means that certain Amendment No. 3 to Credit Agreement, dated as of January 8, 2016, by and among the Parent Borrower, the Lenders party thereto, and the Administrative Agent.

““Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment.

2.2          Amendment to Section 6.01(a). Section 6.01(a) is hereby amended by inserting the following at the end of such Section, immediately prior to the “.”: “; provided, further, that the obligations in this Section 6.01(a) may be satisfied by furnishing the applicable annual financial statements (and related audit opinion in respect of such financial statements) of a Reporting Parent and its consolidated subsidiaries; provided, further, that to the extent that the Parent Borrower is not the reporting entity and material differences exist between the management, business, assets, shareholding or results of operations or financial condition of the Parent Borrower and the Reporting Parent, the annual financial statements shall give a reasonably detailed description of such differences and include an unaudited reconciliation of the Parent Borrower’s consolidated financial statements to the Reporting Parent’s consolidated financial statements”

2.3          Amendment to Section 6.01(b). Section 6.01(b) is hereby amended by inserting the following at the end of such Section, immediately prior to the “.”: “; provided, further, that the obligations in this Section 6.01(b) may be satisfied by furnishing the applicable quarterly financial statements of a Reporting Parent and its consolidated subsidiaries; provided, further, that to the extent that the Parent Borrower is not the reporting entity and material differences exist between the management, business, assets, shareholding or results of operations or financial condition of the Parent Borrower and the Reporting Parent, the quarterly financial statements shall give a reasonably detailed description of such differences and include an unaudited reconciliation of the Parent Borrower’s consolidated financial statements to the Reporting Parent’s consolidated financial statements”

Section 3.  Representations of the Parent Borrower.

The Parent Borrower represents and warrants that:

3.1          All representations and warranties of the Credit Parties contained herein or in the other Loan Documents shall be true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification)) with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date or period, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made or for the respective period, as the case may be.

3.2          On the Third Amendment Effective Date, no Default or Event of Default shall exist.

Section 4.  Effectiveness. This Amendment shall be effective on the date upon which the Parent Borrower, the Administrative Agent and Lenders constituting the Required Lenders shall have executed counterparts hereof and delivered such counterparts to the Administrative Agent (the “Third Amendment Effective Date”). Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Amendment shall be effective on and after such date.

Section 5.   Miscellaneous.

5.1          Waiver. The Parent Borrower, by signing below, hereby waives and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims, in each case arising on or prior to the date of this Amendment, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.2          Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any Loan Document to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement, as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby and this Amendment will not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and will continue in full force and effect. This Amendment is a Loan Document.

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5.3          Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.4          Expenses. The Parent Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including without limitation, the reasonable costs, fees, expenses and disbursements of the Administrative Agent’s legal counsel.

5.5          Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

5.6          Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

5.7          Governing Law; Submission to Jurisdiction, Venue. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws. The provisions of Sections 11.08(b), (c) and (d) of the Credit Agreement apply to this Amendment, mutatis mutandis.

5.8          JURY TRIAL WAIVER. THE PARENT BORROWER, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE PARENT BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

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IN WITNESS WHEREOF, this Amendment No. 3 to Credit Agreement has been executed by the parties hereto as of the date first written above.

THE PARENT BORROWER:

DPX HOLDINGS B.V.

By:	/s/ Dean Wilson
Name: Dean Wilson
Title: Authorized Signatory

[Amendment No. 3 Signature Page]

THE ADMINISTRATIVE AGENT:

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Amendment No. 3 Signature Page]